EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned have executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2011. The undersigned hereby certify that to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   August 12, 2011                     /s/ Raul S. McQuivey
Raul S. McQuivey
President and Chief Executive Officer
                                                               (Principal Executive Officer)

Dated:    August 12, 2011                    /s/ Sidney C. Hooper
Sidney C. Hooper
                                                                Chief Financial Officer
(Principal Accounting Officer)